UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: February 4, 2018
(Date of earliest event reported)
Hornbeck Offshore Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)
(985) 727-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
The information in this Item 2.02 of this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and according to general instruction B.2. thereunder, the information in this Item 2.02 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.
On February 7, 2018, Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”), announced the results of its operations for the three months ended December 31, 2017. Additional information is included in the Company’s press release dated February 7, 2018, which is attached hereto as Exhibit 99.1.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) Effective February 4, 2018, John T. Rynd resigned from his position as a director of Hornbeck Offshore Services, Inc. Mr. Rynd was serving as one of four members of each of the Compensation Committee and the Nominating/Corporate Governance Committee. At present, the Board does not anticipate replacing Mr. Rynd on these committees.
Mr. Todd M. Hornbeck, Chairman, President and Chief Executive Officer, speaking on behalf of the Company, commented, “We have enjoyed working with John and appreciate his service as a valued member of the board of directors of our Company. We wish him the best in his future endeavors.”
Mr. Rynd resigned to pursue other opportunities.  The resignation was not the result of any disagreement with the Company.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits.

99.1	Press Release, dated February 7, 2018 announcing fourth quarter 2017 results

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: February 8, 2018	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

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